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                                                                  EXHIBIT 10.10

                         EMPLOYMENT AGREEMENT AMENDMENT


          This Employment Agreement Amendment ("Amendment") is entered into as of January 15, 1997 by and between Joseph A. Huseonica of 1976 Palisades Terrace Drive, Lake Oswego, Oregon ("Employee") and Acres Gaming Inc., a Nevada corporation ("Employer").


                                    RECITALS

          A. Employer and Employee entered into an Employment Agreement dated as of January 2, 1996 (the "Employment Agreement").

          B. The parties hereto wish to amend that Employment Agreement as set forth below.


                                    AGREEMENT

          In consideration of the mutual promises and agreements hereinafter set forth, Employer and Employee hereby agree as follows:

          1. The first sentence of the first paragraph of Section 4 of the Employment Agreement is hereby amended to read as follows:

             "Employer shall pay Employee, and Employee shall accept from Employer, in full payment for all of Employee's services hereunder, an annual base salary of Two Hundred Twenty-Five Thousand and No/100 Dollars ($225,000.00)."

          2. The second paragraph of Section 4 of the Employment Agreement is hereby amended to read as follows:

             "In addition to the aforementioned base salary, the Employer may, but is not required to, pay Employee a performance bonus. The amount of any performance bonus shall be determined by the Board of Directors."

          IN WITNESS WHEREOF, the parties have executed this Agreement in Corvallis, Oregon as of the date first above written.


                                        EMPLOYEE:

                                        ---------------------------------------
                                        Joseph A. Huseonica

                                        EMPLOYER:

                                        ACRES GAMING INC.

                                        By:
                                           ------------------------------------
                                           John F. Acres
                                           Chairman and Chief Executive Officer